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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     March 13, 2002
                                                              --------------

         Commission file number   333-76723
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                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

              Delaware                                  06-1007444
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia              30328-6188
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                     ---------------------------




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              c)       Exhibits
                              99.1     Press Release dated March 12, 2002.


ITEM 9.       REGULATION FD

              On March 12, 2002, the registrant issued a press release reporting its 2001 fourth quarter and annual results of operations. The press release is furnished as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

By:                      /s/ William S. Creekmuir
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                              William S. Creekmuir
              Executive Vice President and Chief Financial Officer

Date:         March 13, 2002


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                                  EXHIBIT INDEX

Exhibit
Number        Exhibit Name
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99.1          Press Release dated March 12, 2002